UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

ANSYS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Technology Drive, Canonsburg, PA, 15317

(Address of Principal Executive Offices) (Zip Code)

(724) 746-3304

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 16, 2006, ANSYS, Inc. (the “Company”) issued an earnings release announcing its financial results for the fourth quarter ended December 31, 2005. A copy of the earnings release is attached as Exhibit 99.1

The information in this Item 2.02 (including Exhibit 99.1) is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

On February 15, 2006, the Company entered a definitive merger agreement (the “Merger Agreement”) with ANSYS XL, LLC (“Merger LLC”), a wholly-owned subsidiary of the Company, BEN I, Inc., a wholly-owned subsidiary of Merger LLC, HINES II, Inc., a wholly-owned subsidiary of Merger LLC, Heat Holdings Corp. (“Holding”), Aavid Thermal Technologies, Inc. (“ATTI”), TROY III, Inc., a wholly-owned subsidiary of ATTI, Fluent, Inc. (“Fluent”), and, for certain limited purposes described therein, Willis Stein & Partners II, L.P., Willis Stein & Partners III, L.P., Willis Stein & Partners Dutch, L.P., Willis Stein & Partners Dutch III-A, L.P., Willis Stein & Partners Dutch III-B, L.P., and Willis Stein & Partners III-C, L.P. and Willis Stein & Partners II, L.P., as Stockholders’ Representative. Pursuant to the Merger Agreement and through a series of mergers, the Company shall acquire directly or indirectly all of the outstanding stock of Holding, ATTI and Fluent. Following the mergers, each of Holding, ATTI and Fluent shall be indirect subsidiaries of the Company.

The Company has prepared a slide presentation relating to the mergers and Fluent (the “Presentation”) which will be used in a conference call reviewing the mergers on February 16, 2006 at 9:00 am EST, a copy of which is included as Exhibit 99.2 to this report and is incorporated into this Item 7.01 by reference in its entirety.

The information in this Item 7.01 (including Exhibit 99.2) is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended. Furthermore, the furnishing of the information in this Item 7.01 is not intended to constitute a determination by the Company that the information contained herein (including Exhibit 99.2) is material or that the dissemination of such information is required by Regulation FD.

The Presentation (furnished herewith as Exhibit 99.2) contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements, estimates, projections, expectations or predictions about future events and often include words such as “estimate,” “projects,” “will,” “targets,” “expects,” and other words or expressions indicating statements about the future. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are in some cases beyond the control of the Company, and which may cause the actual results, performance or achievements of the Company to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future events or developments.

Item 8.01	Other Events.

On February 16, 2006, the Company issued a press release announcing the execution of the Merger Agreement.

The Company’s press release is attached as Exhibit 99.3 and is incorporated in this report by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	–	Press Release of ANSYS, Inc. issued on February 16, 2006*

Exhibit 99.2	–	Slide Presentation dated February 16, 2006 (solely furnished and not filed herewith pursuant to Item 7.01).

Exhibit 99.3	–	Press Release of ANSYS, Inc. issued on February 16, 2006*

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date: February 15, 2006	By:	/s/ James E. Cashman, III
James E. Cashman, III
President and Chief Executive Officer

Date: February 15, 2006	By:	/s/ Maria T. Shields
Maria T. Shields – Chief Financial Officer,
VP of Finance and Administration
(Ms. Shields is the Principal Financial and
Accounting Officer and has been duly authorized
to sign on behalf of the Registrant)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of ANSYS, Inc. issued on February 16, 2006*

99.2	Slide Presentation dated February 16, 2006 (solely furnished and not filed herewith pursuant to Item 7.01).

99.3	Press Release of ANSYS, Inc. issued on February 16, 2006*

*	Filed herewith